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                                                                    Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

 THE                                   TO THE HOLDERS OF:
BANK OF                                CORPORATE BOND-BACKED CERTIFICATES
  NEW                                  Series 1998-ADM-1
 YORK                                  Class A-1 Certificates
                                       CUSIP NUMBER: 21987HAS4

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In accordance with the Standard Terms, The Bank of New York,
as trustee submits the following cash basis statement for the period ending :                            June 15,2005

INTEREST ACCOUNT
----------------
Balance as of    DECEMBER 15, 2004                                                                                          $0.00
      Schedule Income received on securities.............................................                           $1,291,870.25
      Unscheduled Income received on securities..........................................                                   $0.00
      Interest Received on sale of Securties.............................................                                   $0.00
LESS:
      Distribution to Class A-1 Holders..................................................     $1,288,870.00
      Trustee Fees.......................................................................         $2,250.00
      Fees allocated for third party expenses............................................           $750.25
Balance as of          June 15, 2005                                                               Subtotal                 $0.00


PRINCIPAL ACCOUNT
-----------------
Balance as of          December 15, 2004                                                                                    $0.00
      Scheduled Principal payment received on securities.................................                             $993,811.00
      Principal received on sale of securities...........................................                                   $0.00
LESS:
      Distribution to Class A-1 Holders..................................................       $993,811.00
                                                                                                   Subtotal           $993,811.00
Balance as of    June 15, 2005                                                                      Balance                 $0.00
                 UNDERLYING SECURITIES HELD AS OF:  June 15, 2005
                          $65,775,000 6.95% Debentures
                               due 2097 issued by
                         Archer-Daniels-Midland Company
                         CUSIP NUMBER:       039483AP7
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